Exhibit 99.1

[EXECUTION COPY]

AMENDMENT NO. 9

to

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 9 dated as of December 18, 2002 (this “Amendment”) is made by SYRATECH CORPORATION, a Delaware corporation, TOWLE MANUFACTURING COMPANY, a Delaware corporation, LEONARD FLORENCE ASSOCIATES, INC., a Massachusetts corporation, WALLACE INTERNATIONAL SILVERSMITHS, INC., a Delaware corporation, RAUCH INDUSTRIES, INC., a North Carolina corporation, ROCHARD, INC., a New York corporation, HOLIDAY PRODUCTS, INC., a North Carolina corporation, FARBERWARE INC., a Delaware corporation, SILVESTRI, INC., a Delaware corporation, each financial institution identified as a “Lender” (the “Lenders”) on the signature pages hereof and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).

Preliminary Statements

The Borrowers, the Lenders party thereto from time to time, and the Administrative Agent are parties to the Loan and Security Agreement dated as of April 16, 1997, as amended by Amendment No. 1 dated as of July 31, 1997, Amendment No. 2 dated as of December 31, 1997, Amendment No. 3 dated as of March 30, 1998, Amendment No. 4 and Consent dated as of March 26, 1999, Amendment No. 5 dated as of March 26, 2001. Amendment No. 6 dated as of August 13, 2001, Amendment No. 7 dated as of March 22, 2002 and Amendment No. 8 dated as of November 12, 2002 (as so amended, the “Loan Agreement”; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).

The Borrowers have requested that the Administrative Agent and the Lenders extend the Termination Date of the Loan Agreement and permit borrowings for certain purposes not currently permitted and the Lenders and the Administrative Agent have agreed to do so, all upon and subject to all of the terms, conditions and provisions hereof.

Statement of Agreement

NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.               Amendments to Loan Agreement.  The Loan Agreement is hereby amended, subject to the provisions of Section 2 of this Amendment, by:

(a)           amending Section 1.1 Definitions thereof by adding the following new definitions in alphabetical order and amending the following existing definitions to read in their entirety as set forth below:

Applicable Margin means (a) as to Prime Rate Loans, 1.00%, and (b) as to Eurodollar Rate Loans, 3.75%, except in the case of Note Repurchase Loans which shall be (a) as to Prime Rate Loans, 2.25% and (b) as to Eurodollar Rate Loans, 5.0%.

Asset Disposition Plan means the plan of the Borrowers to sell and lease the Borrowers’ Mira Loma, California distribution center and to sell and lease the Borrowers’ East Boston, Massachusetts headquarters facility.

Asset Disposition Proceeds means the net cash proceeds of sales of assets under the Asset Disposition Plan after deduction of related expenses and taxes paid or projected to be paid with respect thereto, if any.

Borrowing Base means, at any time, an amount equal to the following:

(a)           80% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment, applying standards customary to institutional asset-based lenders, determine from time to time following any adverse change in dilution or other measure of value of the Receivables (or any of them)) of the face value of Eligible Receivables due and owing at such time, plus

(b)           the least of

(i)            the Inventory Limit, and

(ii)           60% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment, applying standards customary to institutional asset-based lenders, determine from time to time following any adverse change in quality, composition, salability or other measure of value of the Inventory) of the Cost of Eligible Inventory at such time, and

(iii)          the Inventory Base (as adjusted from time to time by the Administrative Agent in its reasonable credit judgment), minus

(c)           the sum of (i) the Reimbursement Obligations of the Borrowers at such time, plus (ii) the aggregate Letter of Credit Amount of standby Letters of Credit outstanding at such time, plus (iii) 40% (or such greater or lesser percentage derived by subtracting from 100% the then applicable advance rate against Eligible Inventory) of the aggregate Letter of Credit Amount of Inventory Letters of Credit at such time, plus (iv) the aggregate Letter of Credit amount of Letters of Credit the issuance of which has been authorized by the Administrative Agent and Bank of America pursuant to Section 3.4(b) but that have not yet been issued, minus

(d)           the Interest Rate Protection Reserve, the Adjustment Reserve, the Note Repurchase Reserve and other Reserves.

EBITDA for a specified period means (i) as to periods prior to Fiscal Year 2003, consolidated Net Income of Syratech and its Consolidated Subsidiaries for such period, before provision for interest expense, income taxes, depreciation expense, amortization, and any extraordinary item(s), all determined in accordance with GAAP; plus for any such specified period that includes the Fiscal Quarter in which such expense was recorded, up to $5,170,000 of Fiscal Year 1998 expense attributable to increasing reserve(s) in anticipation of the sale of fixed assets listed on Schedule 1.1B - Assets Held for Sale and (ii) as to Fiscal Year 2003 and thereafter, EBITDA as defined in clause (i) above minus any non-cash income items, including, without limitation, any such items resulting from the retirement of Indebtedness at a discount, to the extent included in computing EBITDA and plus any non-cash charges to the extent deducted in computing EBITDA.

Inventory Limit means $55,000,000 or such lesser amount as the Administrative Agent may in its reasonable credit judgment, applying standards customary to institutional asset-based lenders, determine from time to time, actions resulting in the curtailment or cessation of a business or product line or other changes in the amount, nature or mix of inventory.

Note Repurchase Loan means any Loan, the proceeds of which are used to repurchase outstanding Senior Notes.

Note Repurchase Reserve means an amount, determined from time to time, equal to Asset Disposition Proceeds that have been applied to the repayment of Revolving Credit Loans other than Note Repurchase Loans pursuant to Section 2.3(e) and have not been reborrowed and applied to the repayment of Note Repurchase Loans.

Notice of Borrowing means a written notice, or telephonic notice followed by a confirming same-day written notice, requesting a Borrowing of either a Prime Rate Loan or a Eurodollar Rate Loan, which is given by telex or facsimile transmission in accordance with the applicable provisions of Section 2.2 and which specifies (i) the amount of the requested Borrowing, (ii) the date of the requested Borrowing, (iii) if the requested Borrowing is of a Eurodollar Rate Loan, the duration of the applicable Interest Period, and (iv) if the requested Borrowing is to be a Note Repurchase Loan.

Revolving Credit Availability means, as of the date of determination, the aggregate principal amount of Revolving Credit Loans available to be borrowed by the Borrowers hereunder at the time in accordance with Section 2.1, which shall be an amount equal to the excess, if any, of (a) the lesser of (i) the Revolving Credit Facility minus the Reserves and (ii) the Borrowing Base on such date over (b) the aggregate principal amount of Revolving Credit Loans outstanding on such date; provided, however, that, solely for the purpose of calculating Revolving Credit Availability to determine compliance with Section 11.14, during the period from September 1, 2003 through December 31, 2003, Revolving Credit Availability shall mean an amount equal to the excess, if any, of (x) the Borrowing Base on such date over (y) the aggregate principal amount of Revolving Credit Loans outstanding on such date, up to a maximum amount equal to the amount determined under clauses (a) and (b) above, assuming that the Revolving Credit Facility was increased by $8,636,450.

Revolving Credit Facility means the principal sum of $95,000,000 until the first to occur of (i) April 15, 2003 or (ii) the date of the consummation of the first sale under the Asset

Disposition Plan and the principal sum of $86,363,550 thereafter, in each case as the same may be reduced from time to time pursuant to the provisions of Section 2.5.

Termination Date means the earlier of

(a)           April 15, 2004, or such later date to which the termination of the Revolving Credit Facility is extended pursuant to Section 2.5, and

(b)           the date on which all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility terminated.

(b)           amending the following provisions to read in their entirety as follows:

Section 2.3             Repayment of Revolving Credit Loans.  The Revolving Credit Loans will be repaid as follows:

(a)           The outstanding principal amount of all the Revolving Credit Loans is due and payable, and shall be repaid by the Borrowers in full together with accrued and unpaid interest on the amount repaid to the date of repayment, on the Termination Date.

(b)           If at any time the aggregate outstanding unpaid principal amount of the Revolving Credit Loans then outstanding exceeds the lesser of the amounts referred to in clauses (i) and (ii) of Section 2.1, the Borrowers shall repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Loans by an amount equal to such excess, together with accrued and unpaid interest on the amount repaid to the date of repayment, which repayments will not be applied to Note Repurchase Loans unless such repayments are from Asset Disposition Proceeds.

(c)           The Borrowers hereby instruct the Administrative Agent to repay the Revolving Credit Loans outstanding on any day in an amount equal to the amount received by the Administrative Agent on such day pursuant to Section 8.1(b); provided that the amount received pursuant to Section 8.1(b) shall be applied first to repayment of Prime Rate Loans and then, subject to the provisions of Section 4.16 to repayment of Eurodollar Rate Loans; and provided further that such repayments shall not be applied to the repayment of Note Repurchase Loans.

(d)           The Borrowers shall repay the Note Repurchase Loans in an amount equal to the amount of Asset Disposition Proceeds promptly upon receipt of such proceeds.  Except as provided in Section 2.3(e) below, Note Repurchase Loans shall not be otherwise repaid.

                (e)           If at the time the Borrowers receive Asset Disposition Proceeds there are no Note Repurchase Loans outstanding, the Borrowers may apply such proceeds to the repayment of outstanding Revolving Credit Loans and may at any time in the future that Note Repurchase Loans are outstanding, subject to the terms and conditions hereof, apply proceeds of borrowings of Revolving Credit Loans to the repayment of Note Repurchase Loans to the extent, but only to the extent, of such Asset Disposition Proceeds that have been previously applied to the repayment of Revolving Credit Loans other than Note Repurchase Loans and have not been reborrowed pursuant to the provisions of this Section 2.3(e).

Section 4.5             Loan Accounts; Statements of Account.

(a)           Each Lender shall open and maintain on its books at least one loan account in the Borrowers’ name (each, a Loan Account and collectively, the Loan Accounts).  Each such Loan Account shall show as debits thereto each Note Repurchase Loan and other Loan made under this Agreement by such Lender to the Borrowers and as credits thereto all payments received by such Lender and applied to principal of such Loans, so that the balance of the Loan Account at all times reflects the principal amount due such Lender from the Borrowers.

(b)           The Administrative Agent shall maintain on its books a control account for the Borrowers in which shall be recorded (i) the amount of each disbursement made hereunder, separated between Note Repurchase Loans and other Loans, (ii) the amount of any principal or interest due or to become due from the Borrowers hereunder, and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Lender’s share therein.

(c)           The entries made in the accounts pursuant to subsections (a) and (b) shall be prima facie evidence, in the absence of manifest error, of the existence and amounts of the obligations of the Borrowers therein recorded and in case of discrepancy between such accounts, in the absence of manifest error, the accounts maintained pursuant to subsection (b) shall be controlling.

(d)           The Administrative Agent will account to the Borrowers monthly with a statement of Note Repurchase Loans and other Loans, charges and payments made to and by the Borrowers pursuant to this Agreement, and such accounts rendered by the Administrative Agent shall be deemed final, binding and conclusive, save for manifest error, unless the Administrative Agent is notified by the Borrowers in writing to the contrary within 30 days of the date the account to the Borrowers was so rendered.  Such notice by the Borrowers shall be deemed an objection to only those items specifically objected to therein.  Failure of the Administrative Agent to render such account shall in no way affect the rights of the Administrative Agent or of the Lenders hereunder.

Section 4.8             Settlement Among Lenders.

(d)           Allocation of Payments from Borrowers.  All monies to be applied to the Secured Obligations, whether such monies represent voluntary payments by the Borrowers or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among the Administrative Agent and such of the Lenders and other holders of the Secured Obligations as are entitled thereto (and, with respect to monies allocated to the Lenders, on a Ratable basis unless otherwise provided in this Section 4.8(d)): (i) first, to Bank of America to pay principal and accrued interest on any portion of any Non-Ratable Loan which Bank of America may have advanced on behalf of any Lender (other than itself) and for which Bank of America has not been reimbursed by such Lender or the Borrowers; (ii) second, to the Administrative Agent to pay the amount of expenses that have not been reimbursed to the Administrative Agent by the Borrowers or the Lenders, together with interest accrued thereon; (iii) third, to the Administrative Agent to pay any indemnified amount that has not been paid to the Administrative Agent by the Borrowers or the Lenders, together with interest accrued thereon (iv) fourth, to the Lenders for any indemnified amount that they have paid to the Administrative Agent and for any expense that they have reimbursed to the Administrative Agent, together with interest accrued thereon, (v) fifth, to the Administrative Agent to pay any fees due and payable to the Administrative Agent under this Agreement, (vi) sixth, to the Lenders to pay any fees due and payable to the Lenders under this Agreement, (vii) seventh, to the Lenders in payment of (A) the unpaid principal and accrued interest in respect of the Loans and (B) reimbursement and other obligations arising under Letter of Credit Documents or otherwise relating to Letters of Credit, to be shared among the Lenders on a Ratable basis or on such other basis as may be agreed upon in writing by all of the Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of the Borrowers); (viii) eighth, to the applicable Lenders in payment of any other Secured Obligations then outstanding and held by any Lender on a pro rata basis according to such other Secured Obligations then owing to such Lender expressed as a percentage of such other Secured Obligations then owing to all Lenders or on such other basis as may be agreed upon in writing by all of the Lenders affected by the application of this clause (vii) (which agreement or agreements may be entered into without notice to or the consent or approval of the Borrowers); and (ix) ninth, to the holders of the Secured Obligations who are not Lenders on a pro rata basis; provided, however, that in the event that such payments are made with Asset Disposition Proceeds, such Asset Disposition Proceeds shall be applied to repay accrued and unpaid interest and principal on outstanding Note Repurchase Loans, until such Loans are paid in full and then as provided in clauses (i) through (ix) below.  The allocations set forth in this Section 4.8(d) are solely to determine the rights and priorities of the Administrative Agent and the Lenders as among themselves and may be changed by the Administrative Agent and the Lenders without notice to or the consent or approval of the Borrowers or any other Person.  Whenever allocation is made pursuant to this Section 4.8(d) to the holder of Secured Obligations in which another Lender acquires a participation, the monies received by such holder shall be shared as between such holder and such participants on a Ratable basis.

Section 5.3             Conditions to Note Repurchase Loans.  The Lenders’ obligations to make any Note Repurchase Loan shall be subject to satisfaction of the following additional conditions:

(a)           The Borrowers shall deliver to the Agent a Notice of Borrowing that includes the following:  (i) a statement that the requested Borrowing is for the purpose of repurchasing Senior Notes, (ii) the current trading range of the Senior Notes, (iii) the proposed purchase price range of the Senior Notes, and (iv) such other information as the Administrative Agent shall require; and

(b)           The Administrative Agent shall have determined in its discretion that the Note Purchase Loan should be made.

Section 9.10           Use of Proceeds.

(a)           Use the proceeds of all Loans other than Note Repurchase Loans only to finance the Merger, to refinance outstanding Debt of pre-Merger Syratech Corporation and to pay fees and expenses related to the Merger as and to the extent set forth on Schedule 9.10, and for working capital and general business purposes, excluding the repurchase of Senior Notes,

(b)           Use the proceeds of Note Repurchase Loans solely to repurchase Senior Notes on the terms and conditions agreed with the Administrative Agent, and

(c)           not use any part of such proceeds for any purpose which would involve a violation of Regulation G or U or T or X of the Board of Governors of the Federal Reserve System, or for any other purpose prohibited by law or by the terms and conditions of this Agreement.

Section 11.1           Financial Ratios.  Permit EBITDA (i) for the period of one Fiscal Quarter ending March 31, 2003, to be less than ($5,565,000), (ii) for the period of two consecutive Fiscal Quarters ending June 30, 2003, to be less than ($9,938,000), (iii) for the period of three consecutive Fiscal Quarters ending September 30, 2003, to be less than $5,000,000, and (iv) for the period of four consecutive Fiscal Quarters ending December 31, 2003 and on the last day of each Fiscal Quarter thereafter to be less than $15,000,000.

Section 11.7           Merger, Consolidation and Sale of Assets.  Merge or consolidate with any other Person or, except as contemplated by the Asset Disposition Plan, sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person; provided, however, that any Borrower (other than Syratech) shall be permitted to merge or consolidate with or to sell its assets to any other Borrower.

Section 11.14         Minimum Availability.  Permit Revolving Credit Availability at any time to be less than (i) $10,000,000 during the period from the effective date of Amendment No. 9 to this Agreement through October 15, 2003, (ii) during the period from October 15, 2003 through January 31, 2004, $11,250,000, increasing by $1,250,000 on the last day of each consecutive seven day period following October 15, 2003 until the total reaches $20,000,000, (iii) $25,000,000 during the period from February 1, 2004 through March 31, 2004, and (iv) $10,000,000 from and after April 1, 2004; provided, however, that if the Borrowers have not completed their Asset Disposition Plan by April 15, 2003, from and after April 15, 2003 each of the amounts set forth above shall be increased by an amount determined by the Administrative Agent in its sole discretion.

Section 15.1           Notices.

(b)           Addresses for Notices.  Notices to any party shall be sent to it at the following addresses, or any other address of which all the other parties are notified in writing.

If to the Borrowers:	Syratech Corporation
175 McClellan Highway
East Boston, Massachusetts 02128
Attention: Gregory W. Hunt
Facsimile No.: (617) 568-8178

With copies to:	Faye A. Florence, Esq.
Secretary and General Counsel
Syratech Corporation
175 McClellan Highway
East Boston, Massachusetts 02128
Facsimile No.: (617) 568-8178

If to the Administrative Agent:	Bank of America, N.A.
600 Peachtree Street, N.E.
5th Floor
Atlanta, Georgia 30308
Attention: Andrew A. Doherty
Facsimile No. (404) 607-6439

With a copy to:	Hunton & Williams
600 Peachtree Street, N.E.
Suite 4100
Atlanta, Georgia 30308
Attention: John B. Miller, Jr., Esq.
Facsimile No. (404) 888-4190

If to any Lender:	At such Lender’s address appearing on the
signature pages hereof or on the signature
pages to any agreement pursuant to which
any Person becomes a Lender.

Section 15.2           Expenses.  The Borrowers agree, jointly and severally, to pay or reimburse on demand all costs and expenses incurred by the Administrative Agent (and, as to subsections (b), (g) and (h), the Administrative Agent and the Lenders), including, without limitation, the reasonable fees and disbursements of counsel, in connection with:

(a)           the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation;

(i)            the out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents;

(ii)           the costs and expenses of appraisals of the Collateral;

(iii)          the costs and expenses of lien searches;

(iv)          taxes, fees and other charges for filing the Financing Statements and continuations and the costs and expenses of taking other actions to perfect, protect, and continue the Security Interest;

(b)           as to the preparation, execution and delivery of any waiver, amendment, supplement or consent by the Administrative Agent and the Lenders relating to this Agreement or any of the Loan Documents, including, without limitation, costs for travel, lodging and meals of representatives of the Lenders in connection therewith;

(c)           sums paid or incurred to pay any amount or take any action required of the Borrowers (or any of them) under the Loan Documents that the Borrowers fail to pay or take;

(d)           costs of inspections and verifications of the Collateral, including, without limitation, standard per diem fees charged by the Administrative Agent, travel, lodging, and meals for inspections of the Collateral and the Borrowers’ operations and books and records by the Administrative Agent’s agents up to four times per year and whenever an Event of Default exists;

(e)           costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining each Controlled Disbursement Account, Agency Account and Lockbox;

(f)            costs and expenses of preserving and protecting the Collateral;

(g)           consulting, after the occurrence of a Default, with one or more Persons, including financial consultants, appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or the business of the Borrowers or related to the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons; and

(h)           costs and expenses paid or incurred to obtain payment of the Secured Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Administrative Agent or any Lender.

The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers.  Each Borrower hereby authorizes the Administrative Agent and the Lenders to debit such Borrower’s Loan Accounts (by increasing the principal amount of the Revolving Credit Loan) in the amount of any such costs and expenses owed by the Borrowers when due.

Section 2.               Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof on the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) from the Borrowers, an extension fee in the amount of $356,250 in consideration of the extension of the Termination Date of the Loan Agreement effected hereby and a consent fee in the amount of $400,000 in consideration of the other amendments to the Loan Agreement effected hereby, in each case to be shared ratably among the Lenders in accordance with their respective Commitments, which fees shall be fully earned when paid and not subject to refund or rebate whatsoever, (b) the payment to the Administrative Agent and Fleet Capital Corporation of the amounts provided for in the fee letter between the Borrowers and Administrative Agent and Fleet Capital Corporation, which fee shall be fully earned when paid and not be subject to refund or rebate whatsoever, and (c) each of the following, in form and substance satisfactory to the Administrative Agent:

(i)            eight copies of this Amendment duly executed and delivered by the Borrowers, the Required Lenders and the Administrative Agent;

(ii)           a certificate of the secretary or other Authorized Officer of each of the Borrowers having attached thereto the organizational documents of such Borrower as in effect on the Amendment Effective Date (or containing the certification of such secretary or Authorized Officer that no amendment or modification of such organizational documents has become effective since the last date on which such organizational documents were delivered to the Administrative Agent pursuant to the Loan Agreement), all corporate action, including shareholders’ approval, if necessary, taken by such Borrower and/or its shareholders members to authorize the execution, delivery and performance of this Amendment, and to the further effect that the incumbency certificate last delivered to the Lenders under the Loan Agreement remains in effect, unchanged;

(iii)          a certificate of an Authorized Officer of Syratech stating that, to the best of his knowledge and based on an examination reasonably believed by him to be sufficient to enable him to make an informed statement after giving effect to this Amendment,

(A)          all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct as of the date hereof, and

(B)           no Default or Event of Default has occurred and is continuing as of the date hereof,

and the Administrative Agent shall be satisfied as to the truth and accuracy thereof;

(iv)          an opinion of counsel to the Borrowers in form and substance satisfactory to the Administrative Agent and its counsel; and

(v)           such other documents and instruments as any Lender, acting through the Administrative Agent, may reasonably request.

Section 4.               Representations and Warranties.  Each of the Borrowers hereby makes the following representations and warranties to the Administrative Agent and to each Lender, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

(a)           Authorization of Agreements.  Such Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other instrument and agreement contemplated hereby to which it is a party in accordance with their respective terms.  This Amendment and each other instrument and agreement contemplated hereby to which it is a party have been duly executed and delivered by the Authorized Officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

(b)           Compliance of Agreements with Laws.  The execution, delivery and performance of this Amendment and each other instrument and agreement contemplated hereby to which such Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i)            require any Governmental Approval or violate any Applicable Law relating to such Borrower or any Subsidiary of such Borrower,

(ii)           conflict with, result in a breach of or constitute a default under (A) the organizational documents of such Borrower or any of its Subsidiaries, (B) any indenture, agreement or other instrument to which such Borrower or any of its Subsidiaries is a party or by which any of its property may be bound or (C) any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

(iii)          result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower or any of its Subsidiaries.

Section 5.               Expenses.  The Borrowers agree to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 6.               Effect of Amendment.  From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to “this Agreement,” “the Loan Agreement,” “hereunder,” “hereof” and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment.  Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 7.               Counterpart Execution; Governing Law.

(a)           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(b)           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the conflicts of laws principles thereof.

(signatures on next page)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

BORROWERS:

SYRATECH CORPORATION

By: /s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial
Officer and Treasurer

TOWLE MANUFACTURING COMPANY

By: /s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial
Officer and Treasurer

LEONARD FLORENCE ASSOCIATES, INC.

By: /s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial
Officer and Treasurer

WALLACE INTERNATIONAL SILVERSMITHS, INC.

By: /s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial
Officer and Treasurer

RAUCH INDUSTRIES, INC.

By: /s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial
Officer and Treasurer

By: /s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial
Officer and Treasurer

ROCHARD, INC.

By: /s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial
Officer and Treasurer

FARBERWARE INC.

By: /s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial
Officer and Treasurer

SILVESTRI, INC.

By: /s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial
Officer and Treasurer

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.

By: /s/ Andrew A. Doherty
Andrew A. Doherty
Vice President

LENDERS:
BANK OF AMERICA, N.A.

By: /s/ Andrew A. Doherty
Andrew A. Doherty
Vice President

FLEET CAPITAL CORPORATION

By: /s/ Matthew O’Keefe
Matthew O’Keefe
Senior Vice President

CONGRESS FINANCIAL CORPORATION
(SOUTHERN)

By: /s/ Morris P. Holloway
Name: Morris P. Holloway
Title: Senior Vice President